UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2023

INHIBIKASE THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39676	26-3407249
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3350 Riverwood Parkway SE, Suite 1900 Atlanta, Georgia	30339
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (678) 392-3419

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	IKT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Stockholders (“Annual Meeting”) of Inhibikase Therapeutics, Inc. (the “Company”) was held on June 23, 2023. The following proposals were approved at the Annual Meeting by the votes indicated:

Proposal One: To elect two directors to the board of directors of the Company to serve as Class III directors, to serve until the Company’s 2026 annual meeting of stockholders, or until in each case their respective successor is duly elected and qualified. The nominees for election were Dennis Berman and Gisele Dion.

The following nominees were elected by the votes indicated to serve as Class III directors, to serve until the Company’s 2026 annual meeting of stockholders, or until in each case their respective successor is duly elected and qualified:

Name	Total Votes for Director	Total Votes Withheld from Director	Total Broker Non-Votes
Dennis Berman	16,347,928	681,661	6,084,269
Gisele Dion	16,729,483	300,106	6,084,269

Proposal Three: To ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Total Votes
For	22,817,751
Against	36,084
Abstain	260,023
Broker Non-Votes	0

Proposal Four: To grant discretionary authority to the board of directors to amend the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the common stock of the Company within a range of 1-for-5 to 1-for-20, if needed to meet the minimum bid requirement under The Nasdaq Capital Market listing rules with the exact ratio, if any, to be determined by the board of directors.

Total Votes
For	21,949,971
Against	1,156,412
Abstain	7,473
Broker Non-Votes	0

The following proposals were not adopted at the Annual Meeting by the votes indicated because the requisite approval percentages were not met:

Proposal Two: To grant discretionary authority to the board of directors to amend the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 shares to 200,000,000 shares.

Total Votes
For	20,642,707
Against	2,190,425
Abstain	280,725
Broker Non-Votes	0

Proposal Five: To approve an amendment to Article XII of the Company’s Amended and Restated Certificate of Incorporation to eliminate the 66 2/3% affirmative vote requirement for amendments to Section 1 of Article IV thereof.

Total Votes
For	15,474,907
Against	1,373,915
Abstain	180,767
Broker Non-Votes	6,084,269

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2023	INHIBIKASE THERAPEUTICS, INC.

	By:	/S/ MILTON H. WERNER
Milton H. Werner, Ph.D.
President and Chief Executive Officer